UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report October 6, 2020

(Date of earliest event reported)

Enservco Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36335	84-0811316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14133 County Line Road 9½

Denver, Colorado 80504

(Address of principal executive offices) (Zip Code)

(303) 333-3678

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.005 par value	ENSV	New York Stock Exchange - American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

Appointment of President

On October 6, 2020, Marjorie Hargrave, Chief Financial Officer of Enservco Corporation (the “Company”), was appointed as the Company’s President, in addition to her position as the Company’s Chief Financial Officer.

Ms. Hargrave, age 56, previously provided consulting services to various companies in the areas of finance, administration, accounting, risk mitigation, human resources, and investor relations from 2016 until joining the Company as Chief Financial Officer in July 2019. Prior to her consulting work, Ms. Hargrave served as Chief Financial Officer and Senior Vice President of Strategic Planning for CTAP, LLC, a privately held distributor of tubing and casing throughout the United States, from 2010 to 2016. Ms. Hargrave also served as Chief Financial Officer of High Sierra Energy, LP, a start-up energy company that focused on midstream acquisitions, from 2005 to 2009. Ms. Hargrave’s previous experience also includes management and associate roles with Black Hills Corporation, Xcel Energy, and Merrill Lynch & Co. Ms. Hargrave earned a bachelor’s degree in economics from Boston University, and a master’s degree in economics from New York University.

Director Resignations

On October 6, 2020, each of Keith J. Behrens and Christopher D. Haymons resigned as a director of the Company. Mr. Behrens is a Managing Director at Stephens, Inc. a financial services firm. Mr. Haymons is co-founder and Partner of Industria Partners, LLC, a strategic advisory and merchant banking firm focused on providing capital, restructuring, and M&A services to energy and industrial companies. The respective resignations of Messrs. Behrens and Haymons as directors of the Company would allow the Company to potentially work with their respective firms without director conflicts of interest. Neither resignation was due to any disagreement with the Company on any matter relating to the operations, policies or practices of the Company.

Item 7.01. Regulation FD Disclosure.

             On October 7, 2020, the Company issued a press release announcing, among other things, certain of the matters described in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is included as Exhibit 99.1 to this Form 8-K.

            The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as expressly provided by such specific reference in such a filing.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated October 7, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on October 13, 2020.

Enservco Corporation

By:	/s/ Richard A. Murphy
Richard A. Murphy, Executive Chairman